                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant / x /

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             HORIZON BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to  which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

* No fee required

                              HORIZON BANCORP, INC.
                                 ONE PARK AVENUE
                                   P. O. BOX D
                        BECKLEY, WEST VIRGINIA 25802-2803
                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 29, 1998
                                   ----------

To the Shareholders:

         You are hereby notified that the Annual Meeting of Shareholders of Horizon Bancorp, Inc., will be held on Wednesday, April 29, 1998, at 11:00 a.m., at The Greenbrier, White Sulphur Springs, West Virginia, for the purpose of considering and voting upon the following:

         1) To elect 23 directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;

         2) To ratify the selection of Ernst & Young LLP by Horizon's Board of Directors as independent auditors for the year 1998; and

         3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only those shareholders of record at the close of business on March 5, 1998, shall be entitled to notice of the meeting and to vote at the meeting.

         A proxy statement and proxy are enclosed herewith. Even if you plan to attend the meeting in person, you are urged to sign, date and return the proxy promptly in the enclosed addressed envelope which requires no postage. If you attend the meeting in person, you may withdraw your proxy and vote your shares in person. Your proxy may also be revoked at any time prior to the meeting in the manner described in the proxy statement.

         The proxy will be voted as specified thereon by the shareholder. Where no specification is made on the proxy, a properly executed proxy will be voted "FOR" the election of the 23 directors and "FOR" the ratification of the selection of Ernst & Young LLP as independent auditors for 1998, and in the discretion of the individuals named in the proxies, as to any other matter that may come before the Annual Meeting of Shareholders.

                              By Order of the Board of Directors,
                              Frank S. Harkins, Jr.
                              Chairman of the Board and Chief Executive Officer

                              Philip L. McLaughlin
                              President and Chief Operating Officer

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CHECK THE APPROPRIATE BOX ON THE PROXY CARD INDICATING THE NUMBER OF PERSONS WHO WILL ATTEND. THE MEETING WILL BEGIN PROMPTLY AT 11:00 A.M., AND A SHAREHOLDERS' LUNCHEON WILL BE HELD FOLLOWING THE MEETING.

Beckley, West Virginia
March 27, 1998

                              HORIZON BANCORP, INC.
                                 ONE PARK AVENUE
                                   P. O. BOX D
                        BECKLEY, WEST VIRGINIA 25802-2803
                                   ----------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 29, 1998
                                   ----------

         This statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting (the "Annual Meeting") of Shareholders of Horizon Bancorp, Inc. ("Horizon") to be held Wednesday, April 29, 1998, at 11:00 a.m. at The Greenbrier, White Sulphur Springs, West Virginia, and any adjournments thereof. The principal executive office of Horizon is One Park Avenue, Beckley, West Virginia 25801.

SOLICITATION AND REVOCABILITY OF PROXIES

         Shareholders of record of Horizon at the close of business on March 5, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. A proxy for use by Horizon's shareholders in connection with the Annual Meeting is enclosed with this proxy statement which will be mailed to Horizon's shareholders on or about March 27, 1998. The proxy will be voted as specified thereon by the shareholder. Where no specification is made on the proxy, a properly executed proxy will be voted "FOR" the election of management nominees as directors and "FOR" the ratification of the selection of Ernst & Young LLP as independent auditors for the year 1998, and in the discretion of individuals named as proxies, as to any other matter that may come before the Annual Meeting. As of the date of the mailing of this proxy statement, Horizon is not aware of any business to be acted upon at the Annual Meeting, other than consideration of the foregoing proposals.

         The enclosed proxy may be revoked at any time before it is voted by notifying Horizon in person, by submitting written notice to Horizon of the revocation of the proxy, by submitting to Horizon a subsequently dated proxy or by attending the meeting and withdrawing the proxy before it is voted at the Annual Meeting.

         Horizon will pay the expense for the solicitation of proxies. In addition to the solicitation by mail, officers and employees of Horizon and its subsidiaries may solicit proxies personally or by telephone, although no person will be engaged specifically for that purpose.

ELIGIBILITY OF STOCK FOR VOTING PURPOSES

         As of the Record Date, 9,212,109 shares of common stock, par value $1.00 per share ("Common Stock"), were outstanding and entitled to vote at the meeting.

         The Bank of Raleigh, a wholly-owned subsidiary of Horizon, holds of record as trustee, agent, custodian, or executor, but not beneficially, 471,181 shares of Horizon Common Stock representing 5.1% of the shares of Horizon Common Stock outstanding. The Bank of Raleigh holds all of these shares as agent, custodian, or sole trustee of certain revocable and irrevocable trusts and as sole executor of certain estates. These shares will be voted by the Bank of Raleigh pursuant to the terms of the trust agreement or at the direction of either the principal or the grantor, in the case of revocable trusts, and at the direction of the majority of adult beneficiaries, in the case of irrevocable trusts and in the case of estates in which the Bank of Raleigh serves as sole executor.

         The Twentieth Street Bank, Inc., a wholly-owned subsidiary of Horizon, holds of record as trustee, agent, custodian or executor, but not beneficially, 266,770 shares of stock representing 2.9% of the shares of Horizon Common Stock outstanding. These shares will be voted pursuant to the terms of the trust agreements or at the direction of either the principal or the grantor, in the case of revocable trusts, and at the direction of the majority of adult beneficiaries, in the case of irrevocable trusts and in the case of estates in which The Twentieth Street Bank, Inc. serves as sole executor.



                     MATTERS TO BE VOTED UPON AT THE MEETING

1.       ELECTION OF DIRECTORS

         Horizon's Bylaws provide that the Board of Directors shall consist of not fewer than five and no more than 30 directors, as fixed and determined, from time to time, by Horizon's Board of Directors. The Board of Directors has fixed the number of directors to be elected at the Annual Meeting and to constitute the full Board of Directors of Horizon at 23.

         Horizon's Bylaws provide that at each election for directors, shareholders entitled to vote shall have the right to vote, in person or by proxy, the number of shares owned by them for as many persons as there are directors to be elected, or to cumulate their votes by giving one candidate as many votes as the number of such directors multiplied by the number of their shares shall equal, or by distributing such votes on the same principle among any number of candidates. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, will have full discretion and authority to cumulate their votes and to vote for less than all such nominees.

         To be eligible for nomination and election at an Annual Meeting, no director shall have attained the age of 70 as of the date of the meeting. The individuals that Horizon's management has nominated for election at the Annual Meeting satisfy this requirement. A director need not be a resident of the State of West Virginia.

         Horizon's Bylaws provide that nominations, other than those made by or on behalf of Horizon's existing management, shall be made in writing and shall be delivered or mailed to the chairman or president of Horizon not less than 14 days nor more than 50 days prior to the Annual Meeting. If less than 21 days' notice of the meeting is given to shareholders, such nominations shall be mailed or delivered to the chairman or president of Horizon no later than the close of business on the seventh day following the day on which the notice of meeting was mailed. The notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of Horizon that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of Horizon owned by the notifying shareholder. Nominations not made in accordance herewith may, in Horizon's discretion, be disregarded by the chairman of the meeting, and upon his instruction, the vote tellers may disregard all votes cast for each nominee.

MANAGEMENT NOMINEES TO THE BOARD OF DIRECTORS

         Set forth below are the persons whom Horizon's management will nominate for election at the Annual Meeting to serve as directors of Horizon until the 1999 Annual Meeting of Shareholders, or until their successors are elected and qualified. The table sets forth background information on each director nominee. All positions set forth under the column "Principal Occupation or Employment Last Five Years" are currently held unless otherwise indicated.


                                           SERVED
                                            AS A            FAMILY
                                          DIRECTOR       RELATIONSHIP
                                             OF              WITH
                                           HORIZON          OTHER                     PRINCIPAL OCCUPATION OR
          NOMINEES              AGE         SINCE          NOMINEES                  EMPLOYMENT LAST FIVE YEARS
          --------              ---         -----          --------                  --------------------------
John M. Alderson, IV             68         1993             None        Retired Claims Agent--State Farm Insurance
                                                                         Company, Lewisburg, WV; Owner--J. M.
                                                                         Alderson Store, Alderson, WV (Retail);
                                                                         Director--Allegheny Bankshares
                                                                         Corporation, Lewisburg, WV (Until 1993);
                                                                         Director--The First National Bank of
                                                                         Alderson, Alderson, WV; Director--Greenbrier
                                                                         Valley National Bank, Lewisburg, WV

Jack G. Bazemore                 63         1996             None        President--Jabo Supply Corporation,
                                                                         Huntington, WV; Director--The Twentieth
                                                                         Street Bank, Inc., Huntington, WV;
                                                                         Director--Twentieth Bancorp, Inc.,
                                                                         Huntington, WV (Until 1996)

Joseph M. Blankenship            46         1997             None         Director, President and Chief Executive
                                                                          Officer--National Bank of Summers of Hinton,
                                                                          Hinton, WV; Assistant Vice President and
                                                                          Branch Manager--National Bank of Summers of
                                                                          Hinton, Hinton, WV (Until 1997);

                                           SERVED
                                            AS A            FAMILY
                                          DIRECTOR       RELATIONSHIP
                                             OF              WITH
                                           HORIZON          OTHER                     PRINCIPAL OCCUPATION OR
          NOMINEES              AGE         SINCE          NOMINEES                  EMPLOYMENT LAST FIVE YEARS
          --------              ---         -----          --------                  --------------------------
Phillip W. Cain                  50         1995             None        Executive Vice President, Chief Executive
                                                                         Officer and Director--First National Bank of
                                                                         Marlinton, Marlinton, WV

William C. Dolin                 60         1996             None        President--Dolin Supply Co., Huntington, WV;
                                                                         President--WD Investments Company, Huntington, WV;
                                                                         President--Safety Supply, Huntington, WV;
                                                                         Partner--Landco, a Limited Partnership,
                                                                         Director--The Twentieth Street Bank, Inc.,
                                                                         Huntington, WV; Director--Twentieth
                                                                         Bancorp, Inc., Huntington, WV (Until 1996)

W. H. File, III                  49         1993             (1)         Partner--File, Payne, Scherer & File,
                                                                         Beckley, WV (Law Firm); Director--Bank of
                                                                         Raleigh, Beckley, WV

David W. Hambrick                56         1993             None        President and Chief Operating Officer--
                                                                         Allegheny Bankshares Corporation,
                                                                         Lewisburg, WV (Until 1993); Executive Vice
                                                                         President--Greenbrier Valley National Bank,
                                                                         Lewisburg, WV; Director--First National
                                                                         Bank in Marlinton, Marlinton, WV;
                                                                         Executive Vice President--Horizon Bancorp,
                                                                         Inc., Beckley, WV; Chief Financial
                                                                         Officer--Horizon Bancorp, Inc., Beckley,
                                                                         WV (Until 1996)

Frank S. Harkins, Jr.            59         1982             None        Chairman of the Board and Chief Executive
                                                                         Officer--Horizon Bancorp, Inc.;
                                                                         Director--National Bank of Summers of
                                                                         Hinton, Hinton, WV; Director--Greenbrier
                                                                         Valley National Bank, Lewisburg, WV;
                                                                         Director, President and Chief Executive
                                                                         Officer--Bank of Raleigh, Beckley, WV;
                                                                         Director--The Twentieth Street Bank, Inc.,
                                                                         Huntington, WV

                                           SERVED
                                            AS A            FAMILY
                                          DIRECTOR       RELATIONSHIP
                                             OF              WITH
                                           HORIZON          OTHER                     PRINCIPAL OCCUPATION OR
          NOMINEES              AGE         SINCE          NOMINEES                  EMPLOYMENT LAST FIVE YEARS
          --------              ---         -----          --------                  --------------------------
Tracy W. Hylton, II              49         1993             None        President--Eller, Inc., Beckley, WV (Surface
                                                                         Mining); President--Nell Jean Industries, Inc.,
                                                                         Mabscott, WV (Mine Supply); President--Upper Laurel
                                                                         Company, Skelton, WV; President--New Land Leasing
                                                                         Company, Inc., Skelton, WV; President--MIN, Inc.,
                                                                         Beckley, WV (Surface Mining); President--Gracie,
                                                                         Inc., Mabscott, WV (Land Leasing); President--Tammie
                                                                         Lynn Coal Company, Inc., Skelton, WV (Surface
                                                                         Mining); Vice President--Nell Jean Enterprises,
                                                                         Beckley, WV (Retail); President--Lightning, Inc.,
                                                                         Skelton, WV (Land Leasing); President--Patience,
                                                                         Inc., Skelton, WV (Surface Mining); Member--T & M
                                                                         LLC, Beckley, WV; Member Manager--Harper Hotel LLC,
                                                                         Beckley, WV; Director--Bank of Raleigh, Beckley, WV

Robert L. Kosnoski               63         1993             None        President--Mountaineer Parts & Repair, Inc.,
                                                                         Mt. Hope, WV; President--Beckley Flying
                                                                         Service, Beckley, WV; President--Paint
                                                                         Creek Coal Co., Mt. Hope, WV (Coal
                                                                         Mining); President--BLK Inc., Director--Bank
                                                                         of Raleigh, Beckley, WV

Thomas E. Lilly                  59         1993             None        Chairman and Chief Executive Officer--Lillys'
                                                                         Crown Jewelers Corporation, Beckley, WV (Retail
                                                                         Jewelry); Partner--J.T.J., Limited Liability
                                                                         Company, Beckley, WV; Director--Bank of Raleigh,
                                                                         Beckley, WV

                                           SERVED
                                            AS A            FAMILY
                                          DIRECTOR       RELATIONSHIP
                                             OF              WITH
                                           HORIZON          OTHER                     PRINCIPAL OCCUPATION OR
          NOMINEES              AGE         SINCE          NOMINEES                  EMPLOYMENT LAST FIVE YEARS
          --------              ---         -----          --------                  --------------------------
Clarence E. Martin               58         1996             None               Executive Vice President--Arthur's Enterprises,
                                                                                Inc., Huntington, WV; Chief Executive Officer and
                                                                                Chief Financial Officer--State Electric Supply,
                                                                                Huntington, WV; Executive Vice President--Service
                                                                                Wire Co., Huntington, WV; Director--The Twentieth
                                                                                Street Bank, Inc., Huntington, WV; Director--
                                                                                Twentieth Bancorp, Inc., Huntington, WV (1994-1996)

Carolyn H. McCulloch             69         1984             None               Director and Chairman of the Board--Bank
                                                                                of Raleigh, Beckley, WV;

 B. C. McGinnis, III             55         1996              (1)               President--Twentieth Bancorp, Inc., Huntington, WV
                                                                                (Director 1983-1996); President and Director--The
                                                                                Twentieth Street Bank, Inc., Huntington, WV;
                                                                                Executive Vice President--Horizon Bancorp, Inc.,
                                                                                Beckley, WV

Thomas L. McGinnis               49         1996              (1)               Vice President and Director (Until 1996)--Twentieth
                                                                                Bancorp, Inc., Huntington, WV; Executive Vice
                                                                                President and Director--The Twentieth Street Bank,
                                                                                Inc., Huntington, WV

Philip L. McLaughlin             57         1993             None               President and Chief Operating Officer--Horizon
                                                                                Bancorp, Inc., Beckley, WV; Director, Chairman of
                                                                                the Board and Chief Executive Officer--Allegheny
                                                                                Bankshares Corporation, Lewisburg, WV (Until 1993);
                                                                                Director, President and Chief Executive
                                                                                Officer--Greenbrier Valley National Bank, Lewisburg,
                                                                                WV; Director--First National Bank in Marlinton,
                                                                                Marlinton, WV; Director--Bank of Raleigh, Beckley,
                                                                                WV; Director--The Twentieth Street Bank, Inc.,
                                                                                Huntington, WV

                                           SERVED
                                            AS A            FAMILY
                                          DIRECTOR       RELATIONSHIP
                                             OF              WITH
                                           HORIZON          OTHER                     PRINCIPAL OCCUPATION OR
          NOMINEES              AGE         SINCE          NOMINEES                  EMPLOYMENT LAST FIVE YEARS
          --------              ---         -----          --------                  --------------------------
Harper W. Nelson                 60         1993             None        Vice President and Secretary--Marlinton Electric
                                                                         Co., Inc., Marlinton, WV (Petroleum); Director--WV
                                                                         Petroleum Marketers Association, Marlinton, WV
                                                                         (Marketer of Petroleum); Director--First National
                                                                         Bank of Marlinton, Marlinton, WV; Director--
                                                                         Allegheny Bankshares Corporation, Lewisburg, WV
                                                                         (Until 1993)


Rodney H. Pack                   62         1993             None        Executive Vice President--Acme Limestone
                                                                         Corporation, Fort Springs, WV (Crushed
                                                                         Limestone Manufacturing) (Until 1994); Vice
                                                                         President, Sales and Administration--Acme
                                                                         Limestone Corporation, Fort Springs, WV;
                                                                         President--Raleigh Ready Mix and Asphalt,
                                                                         Inc., Sprague, WV (Portland Cement
                                                                         Concrete and Asphaltic Supplier) (Until
                                                                         1994); President--Wolf Creek Corporation,
                                                                         Alderson, WV (Land Development);
                                                                         Director--Greenbrier Valley National Bank,
                                                                         Lewisburg, WV; Director--Allegheny
                                                                         Bankshares Corporation, Lewisburg, WV
                                                                         (Until 1993)


                                           SERVED
                                            AS A            FAMILY
                                          DIRECTOR       RELATIONSHIP
                                             OF              WITH
                                           HORIZON          OTHER                     PRINCIPAL OCCUPATION OR
          NOMINEES              AGE         SINCE          NOMINEES                  EMPLOYMENT LAST FIVE YEARS
          --------              ---         -----          --------                  --------------------------
E. M. Payne III                  62         1985             (1)         Partner--File, Payne, Scherer & File, Beckley, WV
                                                                         (Law Firm); President--Piney Land Company, Beckley,
                                                                         WV (Land Development, Coal, Gas and Timber);
                                                                         President--McCreery Coal Land Company, Beckley, WV
                                                                         (Land Development, Coal, Gas and Timber);
                                                                         President--Combahee Investment Corporation, Beckley,
                                                                         WV (Land Management and Development);
                                                                         President--Hilton Head Equity Management Co., Inc.,
                                                                         Beckley, WV (Land Management and Development);
                                                                         President--The James T. McCreery Company, Inc.,
                                                                         Beckley, WV (Land Development, Coal and Timber);
                                                                         Secretary and Treasurer--Horizon Bancorp, Inc.;
                                                                         Director--Bank of Raleigh, Beckley, WV

R. T. Rogers                     64         1985             None        President and Chief Executive Officer--R. T.
                                                                         Rogers Oil Co., Hinton, WV (Oil and Fuel
                                                                         Distributor); Director--National Bank of
                                                                         Summers of Hinton, Hinton, WV

Sharon H. Rowe                   46         1996             None        Director of Advertising and Public
                                                                         Relations--The Greenbrier, White Sulphur
                                                                         Springs, WV (Since 1991); Vice President
                                                                         Communications--The Greenbrier Resort
                                                                         Management Company, White Sulphur Springs, WV
                                                                         (Since 1998); Director--Greenbrier Valley
                                                                         National Bank, Lewisburg, WV (Since 1996)

James E. Songer                  67         1985             None        Vice President--Homeseekers L.L.C., Beckley, WV
                                                                         (Real Estate); President--Songer Insurance, Inc.,
                                                                         Beckley, WV (Insurance); President--Sunset Memorial
                                                                         Park, Inc. (Perpetual Care) (Until 1997);
                                                                         Director--Bank of Raleigh, Beckley, WV


                                           SERVED
                                            AS A            FAMILY
                                          DIRECTOR       RELATIONSHIP
                                             OF              WITH
                                           HORIZON          OTHER                     PRINCIPAL OCCUPATION OR
          NOMINEES              AGE         SINCE          NOMINEES                  EMPLOYMENT LAST FIVE YEARS
          --------              ---         -----          --------                  --------------------------
Albert M. Tieche, Jr.            45         1992             None         Administrator and Treasurer--Beckley Hospital, Inc.,
                                                                          Beckley, WV (Until 1997); President--BHI, Inc.
                                                                          (surviving corporation of Beckley Hospital, Inc.),
                                                                          Beckley, WV; Vice President--Care Connection,
                                                                          Beckley, WV (private duty home health agency);
                                                                          Director--Bank of Raleigh, Beckley, WV

---------------

(1) W. H. File, III and E. M. Payne III are brothers-in-law. B. C. McGinnis, III and Thomas L. McGinnis are brothers.

If prior to the Annual Meeting any nominee for election as a director would be unexpectedly unable to serve as director, management may vote the proxies for a substitute nominee or nominees, if any, designated by Horizon's Board of Directors.

COMPENSATION OF DIRECTORS

         Horizon's directors who are not employees of Horizon's subsidiaries were compensated $500 for each board meeting attended in 1997. Non-employee directors serving on Horizon's Executive Committee, Compensation and Benefits Committee and the Audit Committee received $350 for each meeting attended. During 1997, there were no other arrangements where any director of Horizon or its subsidiaries was compensated for services as a director.

COMMITTEES OF HORIZON'S BOARD OF DIRECTORS

         Horizon's Board of Directors met eight times during 1997. Each director attended at least 75% of all meetings held. Horizon's Board of Directors had three standing committees during 1997 consisting of the Executive Committee, the Audit Committee and the Compensation and Benefits Committee. Each committee submits a report of activities to the full Board for ratification. Horizon does not have a standing Nominating Committee; however, Horizon's Board of Directors is responsible for selecting the director nominees.

         The Executive Committee consists of Frank S. Harkins, Jr. (Chairman), William C. Dolin, David W. Hambrick, Carolyn H. McCulloch, B. C. McGinnis, III, Thomas L. McGinnis, Philip L. McLaughlin, Harper W. Nelson, Rodney H. Pack, E.
M. Payne III and James E. Songer. The committee met five times during 1997. Each member of the committee attended at least 75% of all meetings held during the period. The Executive Committee performs the functions set forth by Horizon's Board of Directors and makes recommendations to the Board.

         The Audit Committee consists of Thomas E. Lilly (Chairman), Jack Bazemore, Harper W. Nelson, Rodney H. Pack and Albert M. Tieche, Jr. Jack L. Hellems, a director of The National Bank of Summers of Hinton, serves as an ex officio member of the Audit Committee. The committee met six times during 1997. Each member of the committee attended at least 75% of all meetings held during the period except Albert M. Tieche, Jr. The Audit Committee reviews and evaluates significant matters relating to Horizon's internal auditor's report, reviews internal accounting procedures and recommends the engagement of the independent auditors.

         The Compensation and Benefits Committee consists of E. M. Payne III (Chairman), Clarence E. Martin, Carolyn H. McCulloch, Harper W. Nelson, Rodney
H. Pack and James E. Songer. The committee met nine times during 1997. Each member of the committee attended at least 75% of all meetings held during the period. The Compensation and Benefits Committee recommends the compensation arrangements for senior management and the allocation of options to be granted under the Horizon Incentive Stock Option Plan.

EXECUTIVE OFFICERS OF HORIZON

         The following table lists Horizon's principal executive officers. See "Executive Compensation-- Compensation and Benefits Committee of the Board Report on Executive Compensation."


                  NAME                      AGE                     BANKING EXPERIENCE AND QUALIFICATIONS
                  ----                      ---                     -------------------------------------
Frank S. Harkins, Jr.                        59      1961 to 1976, Vice President of Kanawha Valley Bank, N.A.; 1976 to 1986,
                                                     Executive Vice President and Chief Executive Officer of Bank of Raleigh;
                                                     1986 to present, Director, President and Chief Executive Officer of Bank
                                                     of Raleigh; 1983 to 1993, President and Chief Executive Officer of
                                                     Horizon Bancorp, Inc.; Member of Executive, Trust and Investment
                                                     Committees of Bank of Raleigh; 1985 to present, Director of National
                                                     Bank of Summers of Hinton; 1996 to present, Director of The Twentieth
                                                     Street Bank, Inc.; 1993 to present, Chairman of the Board of Horizon
                                                     Bancorp, Inc.; 1996 to present, Chairman of the Board and Chief
                                                     Executive Officer of Horizon Bancorp, Inc.


Philip L. McLaughlin                         57      1987 to 1993, Director, Chairman of the Board and Chief Executive Officer
                                                     of Allegheny Bankshares Corporation; 1970 to present, Director of Greenbrier
                                                     Valley National Bank; 1986 to present, President, Chief Executive Officer and
                                                     Director of Greenbrier Valley National Bank; Member of Executive and
                                                     Investment Committees of Greenbrier Valley National Bank; Director of First
                                                     National Bank of Marlinton; 1996 to present, Director of The Twentieth Street
                                                     Bank, Inc.; 1993 to 1996, President and Chief Executive Officer of Horizon
                                                     Bancorp, Inc.; 1996 to present, President and Chief Operating Officer of
                                                     Horizon Bancorp, Inc.


                  NAME                      AGE                     BANKING EXPERIENCE AND QUALIFICATIONS
                  ----                      ---                     -------------------------------------
B. C. McGinnis, III                          55      1983 to 1996, President of Twentieth Bancorp, Inc.; 1983 to
                                                     present, President of The Twentieth Street Bank, Inc.; 1996 to
                                                     present, Executive Vice President of Horizon Bancorp, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires Horizon's directors, executive officers and persons who own more than 10% of a registered class of Horizon's equity securities to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of common stock and other equity securities of Horizon. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish Horizon with copies of all Section 16(a) forms they file.

         Bank of Raleigh holds a special Power of Attorney to file Section 16(a) forms on behalf of Horizon's directors. Based solely on a review of copies of these reports furnished to Horizon or on written representations that no other reports were required, Horizon believes that during the 1997 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except that Mr. William C. Dolin, Mr. Tracy
W. Hylton II and Mr. Jack McGinnis each filed late one report related to one transaction. All of these transactions were reported on Form 5's on February 18, 1998. Also, Sharon H. Rowe has not filed a Form 4 in connection with shares that are held in her father's estate and in which her husband is the executor of the estate and she is a beneficiary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of February 12, 1998, no shareholder beneficially owned more than 5% of Horizon's voting securities.

         The following table sets forth as of March 5, 1998, certain information with respect to Horizon's Common Stock owned beneficially by Horizon's directors, each of the executive officers listed in the Summary Compensation Table and executive officers of Horizon as a group:

                                                                   AMOUNT AND NATURE OF
                  NAME OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP                 PERCENT OF CLASS
                  ------------------------                         --------------------                 ----------------
John M. Alderson, IV                                                    18,068                                 *

Jack G. Bazemore                                                         1,272 (1)                             *

Joseph M. Blankenship                                                      394                                 *

Phillip W. Cain                                                          4,460 (2)                             *

William C. Dolin                                                       113,960 (3)                           1.2

W. H. File, III                                                         11,680 (4)                             *

David W. Hambrick                                                       22,486 (5)                             *

Frank S. Harkins, Jr.                                                   25,435 (6)                             *

                                                                   AMOUNT AND NATURE OF
                  NAME OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP                 PERCENT OF CLASS
                  ------------------------                         --------------------                 ----------------
Tracy W. Hylton, II                                                        7,862                              *

Robert L. Kosnoski                                                        42,092                              *

Thomas E. Lilly                                                            5,194 (7)                          *

Clarence E. Martin                                                         1,212                              *

Carolyn H. McCulloch                                                     315,852 (8)                         3.4

B. C. McGinnis, III                                                      115,526 (9)                         1.3

Thomas L. McGinnis                                                      111,282 (10)                         1.2

Philip L. McLaughlin                                                     22,608 (11)                           *

Harper W. Nelson                                                          8,600 (12)                           *

Rodney H. Pack                                                           13,532 (13)                           *

E. M. Payne III                                                          50,970 (14)                           *

R. T. Rogers                                                             20,192 (15)                           *

Sharon H. Rowe                                                           42,752 (16)                           *

James E. Songer                                                          56,464 (17)                           *

Albert M. Tieche, Jr.                                                    26,006                                *

All directors and executive officers of Horizon as a                  1,037,899                              11.3
group (23 individuals including those named above)

----------

*        Beneficial ownership does not exceed one percent of the class.

(1) Consists of 666 shares owned of record; and 606 shares owned jointly with spouse.

(2) Consists of 4,078 shares owned of record; 238 shares owned by spouse; and 144 shares owned as custodian for son.

(3) Consists of 81,268 shares owned of record; 1,212 shares owned by spouse; and 31,480 shares in an Individual Retirement Account.

(4) Consists of 11,230 shares owned of record; and 450 shares owned as custodian for son.

(5) Consists of 19,974 shares owned of record; and 2,512 shares owned by spouse.

(6) Consists of 4,101 shares owned of record; 12,380 shares owned in an Individual Retirement Account; 7,354 shares owned jointly with spouse; 1,400 shares owned by spouse; and 200 shares owned by spouse jointly with mother.

(7) Consists of 1,051 shares owned of record; 1,343 shares owned by Lillys' Crown Jewelers, Inc. of which Mr. Lilly is Chairman and Chief Executive Officer; and 2,800 shares owned by Lilly Family Trust of which Mr. Lilly is Trustee.

(8) Consists of 30,276 shares owned of record; 213,060 shares owned by sister-in-law, Polly Jo Masters, for which Mrs. McCulloch holds a special power of attorney to vote the shares; and 72,516 shares held by Bank of Raleigh, Trustee for John H. McCulloch Revocable Life Insurance Trust-Marital Trust, of which Mrs. McCulloch is beneficiary.

(9) Consists of 72,910 shares owned of record; 10,592 shares owned jointly with spouse; 16,012 shares owned as custodian for son; and 16,012 shares owned as custodian for son.

(10) Consists of 72,934 shares owned of record; 19,318 shares owned jointly with spouse; 13,358 shares owned by daughter; 2,836 shares owned by spouse as custodian for son; and 2,836 shares owned by spouse as custodian for daughter.

11) Consists of 21,024 shares owned of record; 54 shares owned jointly with spouse; 180 shares owned by spouse; and 1,350 shares in an Individual Retirement Account.

(12) Consists of 6,502 shares owned of record; and 2,098 shares owned jointly with spouse.

(13) Consists of 1,628 shares owned of record; 6,864 shares owned jointly with spouse; and 5,040 shares owned jointly with mother.

(14) Consists of 4,406 shares owned of record; 10,582 shares owned by family members; 16,010 shares owned by Piney Land Company of which Mr. Payne is President; 5,972 shares owned by McCreery Coal Land Company of which Mr. Payne is President; 600 shares owned by Combahee Investment Corporation of which Mr. Payne is President; 8,000 shares owned by Hilton Head Equity Management Company of which Mr. Payne is President; and 5,400 shares owned by James T. McCreery Company of which Mr. Payne is Vice President.

(15) Consists of 17,542 shares held of record; 850 shares owned by spouse; and 1,800 shares owned jointly with spouse.

(16) Consists of 22,482 shares held of record; 8 shares owned as custodian for daughter; and 20,262 shares held in her father's estate of which her husband is the executor and Ms. Rowe is a beneficiary.

(17) Consists of 50,704 shares owned of record; 468 shares owned by spouse; 5,292 shares owned by Songer Insurance Company of which Mr. Songer is President.

EXECUTIVE COMPENSATION

         The following table sets forth the annual and long-term compensation for services to Horizon for the fiscal years ended December 31, 1997, 1996 and 1995 of those persons who were, as of December 31, 1997, the chief executive officer and the two other most highly compensated officers of Horizon.


                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM COMPENSATION
                                                                                 -----------------------------------------
                                              ANNUAL COMPENSATION                  AWARDS                 PAYOUTS
                                    -------------------------------------------    ------      ---------------------------
                                                                                                NUMBER OF
                                                                                 RESTRICTED    SECURITIES
                                                                     OTHER          STOCK      UNDERLYING      ALL OTHER
         NAME AND                                                   ANNUAL        AWARD ($)      OPTIONS     COMPENSATION
    PRINCIPAL POSITION     YEAR     SALARY ($)       BONUS ($)   COMPENSATION        (1)           (2)            (6)
    ------------------     ----     ----------       ---------   -------------      -----         -----           ---
Frank S. Harkins, Jr.      1997       157,701         36,592           --             --           4,000        8,000 (3)
   Chairman of the         1996       165,496         60,000           --             --           5,500        7,200 (3)
   Board and Chief         1995       159,500             --           --            9,480         7,000       13,783 (3)
   Executive Officer

Philip L. McLaughlin       1997       173,229          4,400           --             --           3,300          800
   President and Chief     1996       173,735         26,040           --             --           5,500           --
   Operating Officer       1995       158,351             --           --             --           7,000           --

B. C. McGinnis, III        1997       152,571         22,752        1,833 (5)         --           2,500        5,600 (4)
   Executive V.P.          1996       159,814 (4)         --        1,833 (5)         --           1,000        7,600 (4)


-----

(1) Under Horizon's Employee Stock Ownership Plan ("ESOP"), contributions were made by two of Horizon's affiliate banks, Bank of Raleigh and National Bank of Summers of Hinton. Shares of Horizon Common Stock were acquired and allocated to each participant's account in the same proportion that each participant's compensation for the year bears to the total compensation paid to all participants. The stock was held in trust for distribution upon the employee's separation from service. The amounts in the table represent the value of the shares allocated to Mr. Harkins' ESOP account for fiscal year 1995. These shares vested upon the completion of seven years of service with Horizon. In December 1995, Mr. Harkins received 5,922 shares with an aggregate market value of $233,919. By resolution, Horizon's Board of Directors terminated the ESOP, and the vested shares and cash were distributed to each participant in December 1995.

(2) Shareholders approved an incentive stock option plan at a meeting of shareholders held on June 8, 1993. Under the plan, Horizon granted options in 1997 and 1996 to the named individuals set forth in the "Option Grants in Last Fiscal Year" table, and Horizon also granted options in 1995 to Messrs. Harkins and McLaughlin. The number of shares has been adjusted for the two-for-one stock split effected in the form of a 100% stock dividend paid December 15, 1996.

(3) The amount indicated includes: (i) $3,600 National Bank of Summers of Hinton paid to directors for directors' meetings in 1997, all of which was deferred under the Directors' Deferred Compensation Plan; (ii) $3,600 Bank of Raleigh paid to directors for directors' meetings in 1997, all of which was deferred; (iii) $3,600 National Bank of Summers of Hinton paid to directors for directors' meetings in 1996, all of which was deferred under the Directors' Deferred Compensation Plan;
         (iv) $3,600 Bank of Raleigh paid to directors for directors' meetings in 1996, all of which was deferred; (v) $3,600 National Bank of Summers of Hinton paid to directors for directors' meetings in 1995, all of which was deferred under the Directors' Deferred Compensation Plan; and
         (vi) $3,600 Bank of Raleigh paid to directors for directors' meetings in 1995, all of which was deferred. See "Directors' Deferred Compensation Plans." The amount indicated also includes $6,583, consisting of dividends and interest accrued in 1995 in connection with the ESOP.

(4) In August 1996, Twentieth Bancorp, Inc. ("Twentieth") merged with and into Horizon (the "Merger"). Under the Merger Agreement, B. C. McGinnis, III, formerly President of Twentieth and its wholly-owned subsidiary, The Twentieth Street Bank, Inc., became an executive vice president of Horizon. Amounts listed in the Summary Compensation Table include amounts paid in 1996 to these individuals by Twentieth prior to the Merger and by Horizon after the Merger. The amount included in "All Other Compensation" for Mr. McGinnis consists of Twentieth's contribution of $2,800 on behalf of Mr. McGinnis to Twentieth's 401(k) Plan, under which participating employees received a matching contribution of .25% from Twentieth for up to 5% of the employee's salary. This amount also includes $4,800 representing directors' fees. Mr. McGinnis received a $15,000 bonus in 1996 which was earned in 1995. This amount is not included in the Compensation Table.

(5) The Twentieth Street Bank, Inc. paid to its senior vice presidents a sum of money annually which was to be used for purchasing life insurance. During 1996 and 1997, B. C. McGinnis, III received $1,833 for this purpose.

(6) Amounts for 1997 for each of the named executive officers include $800 representing Horizon's contributions on behalf of the listed officers to Horizon's 401(k) Plan.

         The following table sets forth certain information concerning options granted during 1997 to the named executive officers and all optionees as a group. No SARs have been awarded by Horizon. None of the options granted were exercisable during 1997. The options granted will be exercisable as follows: (a) on and after the second anniversary of the date of grant, up to one-third of the total number of option shares; and (b) on and after the third anniversary of the date of grant, up to an additional one-third of the total number of option shares; and (c) on and after the fourth anniversary of the date of grant the remaining option shares. The number of shares reflects an adjustment for the two-for-one stock split effected in the form of a 100% stock dividend that Horizon paid on December 15, 1996.


                                                         OPTION GRANTS IN LAST FISCAL YEAR
                                                                                                    POTENTIAL REALIZABLE VALUE
                                                                                                      AT ASSUMED ANNUAL RATES
                                                                                                    OF STOCK PRICE APPRECIATION
                               INDIVIDUAL GRANTS                                                          FOR OPTION TERM
-----------------------------------------------------------------------------------------------------------------------------------
                                           % OF TOTAL
                         NUMBER OF           OPTIONS
                         SECURITIES        GRANTED TO         EXERCISE
                         UNDERLYING       EMPLOYEES IN         OR BASE
                          OPTIONS            FISCAL             PRICE       EXPIRATION
           NAME           GRANTED             YEAR           ($/SHARE)         DATE            0% ($)        5% ($)       10% ($)
-----------------------------------------------------------------------------------------------------------------------------------
Frank S. Harkins, Jr.      4,000             20.0              28.50          12-11-02            0          31,464        69,654

Philip L. McLaughlin       3,300             16.5              28.50          12-11-02            0          25,958        57,465

B. C. McGinnis, III        2,500             12.5              28.50          12-11-02            0          19,665        43,534

All Optionees             20,000              100              28.50          12-11-02            0         157,320       348,270
(including the three
listed above)

         The following table sets forth information concerning (i) the value realized upon the exercise of stock options during 1997 by the listed officers, and (ii) the number of unexercised options held by each listed officer as of December 31, 1997, and the market value of the underlying shares if the options had been exercised on that date. Horizon has awarded no SARs. The number of shares reflects an adjustment for the two-for-one stock split effected in the form of a 100% stock dividend that Horizon paid on December 15, 1996.

                       AGGREGATED OPTION EXERCISES IN LAST
                      FISCAL YEAR AND FY-END OPTION VALUES


                                                                    NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED         IN-THE-MONEY
                                                                    OPTIONS AT FY-END #       OPTIONS AT FY-END ($)
                          SHARES ACQUIRED         VALUE               EXERCISABLE (E)           EXERCISABLE (E)
                          ON EXERCISE (#)    REALIZED ($) (1)        UNEXERCISABLE (U)          UNEXERCISABLE (U)
                          ---------------    ----------------       -----------------          -----------------
Frank S. Harkins, Jr.            --                 --                   8,999  E                  151,067  E
                                                                        15,501  U                  170,308  U
Philip L. McLaughlin             --                 --                   8,999  E                  151,067  E
                                                                        14,801  U                  168,333  U
B. C. McGinnis, III              --                 --                   3,500  U                   23,375  U

--------

(1) Market value of underlying securities at exercise, minus the exercise or base price.


         The following table indicates, for purposes of illustration, the approximate annual retirement benefits that would be payable in the life annuity form under various assumptions as to salary and years of service for a participant obtaining age 65 in 1997. The benefit amounts are not subject to reduction for Social Security.

                                  RETIREMENT BENEFITS
                                   YEARS OF SERVICE

AVERAGE COMPENSATION                                      10            20             30
--------------------                                      --            --             --
$ 20,000........................................      $  3,520      $  7,040        $10,560
$ 40,000........................................         7,520        15,040         22,560
$ 60,000........................................        11,520        23,040         34,560
$ 75,000........................................        14,520        29,040         43,560
$100,000........................................        19,520        39,040         58,560
$125,000........................................        24,520        49,040         73,560
$150,000........................................        29,520        59,040         88,560

         Prior to its acquisition of Allegheny Bankshares, Inc., Horizon sponsored a non-contributory retirement plan for its employees which provided a benefit of .8% of average compensation for each year of service up to 30 years, plus .65% of average compensation in excess of covered compensation for each year of service up to 30 years, plus .5% of average compensation for each year of service in excess of 30 years, up to a maximum of 10 years of service. Effective April 1, 1993, the benefit formula in Horizon's plan was amended to be the same as the benefit formula in the Allegheny Bankshares, Inc. Defined Benefit Plan. This formula provides for a benefit of 1.5% of one's first $9,600 and 2% of W-2 earnings in excess of $9,600, multiplied by years of service up to
30. The chart above is based upon the revised benefit formula. Participants in the Horizon plan prior to

April 1, 1993, will have the former Horizon formula in effect on March 31, 1993, plus the amount under the new benefit formula set forth above for years of service after March 31, 1993. In general, the chart above will overstate the actual pension benefit for employees who participated in the Horizon plan prior to April 1, 1993.

         Compensation covered by the pension plan is based upon total pay. The Internal Revenue Code prohibits compensation in excess of $150,000 (as indexed) to be taken into account in determining one's pension benefit. Normal retirement age is 65 under the plan. The plan provides for early retirement between ages 55 and 65 with at least 10 years of service.

         As of December 31, 1997, the current credited years of service and projected estimated annual benefit under the retirement plan (assuming that each continues employment, the plan is not terminated or amended, current compensation increases under the plan's assumptions and that the maximum compensation allowed under the code does not exceed $150,000) for the following officers is:

NAME                                         CURRENT SERVICE      PROJECTED PENSION
----                                         ---------------      -----------------
Frank S. Harkins, Jr......................        20                  $69,912
Philip L. McLaughlin......................        28                   94,560
B. C. McGinnis, III.......................         1                   34,140


PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in Horizon's cumulative total shareholder return on its Common Stock for the five-year period ending December 31, 1997, with the cumulative total return of Standard & Poors 500 Stock Index and the Media General Industry Group Index-04, which consists of all banks and bank holding companies within the United States whose stock has been publicly traded for at least six years. The listings of the banks and bank holding companies in the index are not listed by SIC code. The graph assumes (i) the reinvestment of all dividends, and (ii) an initial investment of $100. There is no assurance that Horizon's stock performance will continue in the future with the same or similar trends as depicted in the graph. The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that Horizon specifically incorporates this graph by reference, and this graph shall not otherwise be filed under such Acts.

         Prior to the listing of Horizon's Common Stock on Nasdaq in mid-1993, Horizon's Common Stock was not traded on any formalized exchange.

------------------FISCAL YEAR ENDING----------------------

COMPANY                      1992         1993       1994         1995          1996        1997
-------                      ----         ----       ----         ----          ----        ----
HORIZON BANCORP, INC.         100        115.87     122.47       175.70        190.31      307.27
INDUSTRY INDEX                100        118.21     112.14       158.59        219.29      312.61
BROAD MARKET                  100        110.08     111.54       153.45        188.69      251.64

                              HORIZON BANCORP, INC.
                COMPENSATION AND BENEFITS COMMITTEE OF THE BOARD
                        REPORT ON EXECUTIVE COMPENSATION

         During 1997, the Compensation and Benefits Committee of Horizon's Board of Directors (the "Compensation Committee") was composed of the following independent, non-employee directors: Carolyn H. McCulloch, Clarence E. Martin, Harper W. Nelson, James E. Songer, Rodney H. Pack and E. M. Payne III, Chairman. The Compensation Committee met nine times in 1997. The Compensation Committee considers and oversees the development of employment programs to retain, attract and equitably compensate its principal executive officers (i.e., Mr. Harkins and Mr. McLaughlin) and other senior executive officers. The Compensation Committee seeks to motivate its senior executive officers to achieve Horizon's short and long-term financial goals, to recognize individual contributions and overall business results and to ensure Horizon's economic success.

         The Compensation Committee reports and makes recommendations to the Board relating to the establishment of compensation policies, plans and programs for Horizon's executives, including Frank S. Harkins, Jr. and Philip L. McLaughlin, including short-term incentive compensation in the form of base compensation and bonuses and long-term compensation in the form of stock options under the Horizon Incentive Stock Option Plan (the "Plan").

         The Compensation Committee meets regularly each year and when appropriate, meets with the principal executive officers to review and modify as necessary Horizon's senior executive compensation packages. The existing base salary and bonus ranges for senior executives are substantially equivalent to those found in positions of similar responsibility level and type within comparable financial institutions.

         In considering the compensation packages of Mr. Harkins, Mr. McLaughlin and other senior executives, the Compensation Committee attempts to: (i) establish compensation packages that give executives an incentive to create long-term value for Horizon's shareholders; (ii) establish a program which provides highly competitive financial rewards for executives who meet or exceed earnings and other financial targets such as efficiency ratios, return on assets, net interest margin and enhanced shareholder value; and (iii) establish a program whereby an executive's compensation corresponds to the fortunes of Horizon's individual shareholders.

         The Compensation Committee believes that 1997 was a successful year for both Horizon and its shareholders since Horizon and its affiliates reached or exceeded goals for earnings per share, ROA, ROE and efficiency ratios. As a result of the 1997 performance and reaching the organizational goals, in addition to the other compensation benefits, Mr. Harkins was awarded a bonus of $36,592 resulting in gross wages of $195,354.56, and Mr. McLaughlin was awarded a bonus of $4,400 resulting in gross wages of $180,941.72. The Compensation Committee, with the approval of the Horizon Board, will make further recommendations in 1998 for an Incentive Plan which will continue both Mr. Harkins and Mr. McLaughlin and other senior executives along with Horizon and affiliate employees if Horizon's performance meets or exceeds reasonably established goals thereby justifying payment of incentive bonus awards.

         The 1997 earnings, higher ROA and ROE and continued favorable stock performance are indicators that the goals established by the Compensation Committee have reasonably been obtained during the calendar year. The Compensation Committee has retained the services of Hay Management Consultants to assist in establishing goals considered essential to meeting certain guiding principles of Horizon's compensation programs. These compensation programs will emphasize the following:

         1. A significant portion of compensation will be determined by Horizon's annual and long-term financial performance, including the creation of additional value for shareholders.

         2. The compensation program is to be designed to encourage and balance short-term operational goals with long-term strategic plans.

         3. The total compensation package is to be competitive with bank peer groups principally located in southern West Virginia, whereby Horizon will be able to attract, retain and motivate high caliber officers and employees. A significant percentage of compensation, especially for senior executive officers, will be performance-based and variable, as opposed to fixed compensation.

         4. The compensation program is to be designed to encourage stock ownership by principal bank officers.

         The Compensation Committee is currently considering a modification of its compensation package for its principal executive officers with a key element to be an annual base salary combined with annual cash bonus incentives and long-term incentives. Under this program with advice and counsel of Hay Management Consultants, or others, annual incentives would be directed towards specific financial measures, including earnings growth and growth revenue, with each of the targets calling for improved results year after year. The long-term incentives would focus on total return to shareholders in the form of stock price appreciation and dividends.

         Recent revisions to the Internal Revenue Code disallow deductions in excess of $1,000,000 for certain designated executive compensation. The Compensation Committee has not adopted a policy in this regard because none of Horizon's executives receive designated compensation approaching the $1,000,000 level.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that Horizon specifically incorporates this report by reference, and shall not otherwise be filed under such Acts.

         This report is submitted by the Compensation and Benefits Committee, which consists of:

                  E. M. Payne III, Chairman
                  Clarence E. Martin
                  Carolyn H. McCulloch
                  Harper W. Nelson
                  Rodney H. Pack
                  James E. Songer

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPENSATION AND BENEFITS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Horizon and its various banking subsidiaries have had and expect to have in the future, transactions in the ordinary course of their business with directors, officers, principal shareholders and their associates. These transactions were made on substantially the same terms, including interest rates, collateral and repayment terms on extensions of credit, as those prevailing at the same time for comparable transactions with other unaffiliated persons. Loans to these individuals, which at December, 31, 1997, were, in the aggregate, 11.30% of total shareholders' equity, in the opinion of Horizon's management did not involve more than the normal risk of collectibility or present other unfavorable features.

         The Bank of Raleigh paid fees in 1997 and expects to pay fees in 1998, to File, Payne, Scherer & File, Attorneys at Law, of which Bank of Raleigh and Horizon director W. H. File III, and director and Secretary of Horizon, E. M. Payne III, are partners. Based on information provided by that firm, the amount paid to that law firm in 1997 did not exceed 5% of the firm's gross revenues. During 1997, Horizon paid premiums for Horizon and its subsidiaries, including property and casualty insurance, directors' and officers' liability insurance, blanket bond and various other financial bonds and insurance coverages to Songer Insurance Agency, of which Bank of Raleigh and Horizon director, James E. Songer, is President and majority shareholder. Based on information provided by Songer Insurance Agency, amounts paid to this agency did not exceed 5% of its gross revenues. E. M. Payne III has been a member of the Horizon Compensation and Benefits Committee since 1992 and has served as Chairman of the Committee since 1993. James E. Songer has served as a member of the Compensation and Benefits Committee from 1992 to present.

         Horizon's management believes that these transactions were on terms no less favorable to Horizon than they would have been with third parties not otherwise affiliated with Horizon.

2.       RATIFICATION OF SELECTION OF AUDITORS

         At the Annual Meeting, Horizon's shareholders will be asked to ratify the appointment by Horizon's Board of Directors of Ernst & Young LLP as independent auditors for 1998. The firm of Ernst & Young LLP has audited the financial statements of Horizon and its subsidiaries for the years 1995, 1996 and 1997. Audit services performed by Ernst & Young LLP include the annual audit and preparation of various reports based thereon, and services relating to Horizon's Form 10-K annual report filed with the SEC.

         Although the selection of auditors does not require shareholder ratification, the Board of Directors has directed that the appointment of Ernst & Young LLP be submitted for ratification. If the shareholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors will consider the appointment of other independent auditors. THE BOARD OF DIRECTORS OF HORIZON RECOMMENDS THE RATIFICATION BY HORIZON'S SHAREHOLDERS OF ERNST & YOUNG LLP TO SERVE AS INDEPENDENT AUDITORS FOR HORIZON AND ITS SUBSIDIARIES FOR 1998. Horizon is advised that no member of Ernst & Young LLP has any direct or indirect interest in Horizon or its subsidiaries. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

         The enclosed proxy will be voted "FOR" the ratification of the selection of Ernst & Young LLP as independent auditors unless otherwise directed. The affirmative vote by the holders of the majority of the shares of Horizon Common Stock represented at the Annual Meeting is required to ratify the selection of Ernst & Young LLP.

ANNUAL REPORT TO SHAREHOLDERS

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO C. DUANE BLANKENSHIP, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF HORIZON BANCORP, INC., P. O. BOX D, BECKLEY, WEST VIRGINIA 25802-2803, A COPY OF HORIZON'S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE.

OTHER INFORMATION

         If any of the nominees for election as directors should be unable to serve as directors, a proxy will be voted for a substitute nominee or nominees designated by the Board of Directors of Horizon.

         Horizon's Board of Directors knows of no further business to be presented at the Annual Meeting; but, if any further business properly comes before the meeting, the persons named in the enclosed proxy will vote all proxies in accordance with the recommendations of the Board of Directors.

SHAREHOLDER PROPOSALS FOR 1998

         Any shareholder who wishes to have a proposal placed before the next Annual Meeting of Shareholders must submit the proposal to the President of Horizon at its executive offices, One Park Avenue, Beckley, West Virginia, and the proposal must be received no later than December 29, 1998, to have it considered for inclusion in the Proxy Statement of the 1999 Annual Meeting.

                              Frank S. Harkins, Jr.
                              Chairman of the Board and Chief Executive Officer

                              Philip L. McLaughlin
                              President and Chief Operating Officer

Beckley, West Virginia
March 27, 1998

Enclosures

                             HORIZON BANCORP, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [ X ]
1. ELECTION OF DIRECTORS-Nominees: John M.            For   Withhold   For All      2. Ratify the selection of Ernst &
Alderson, IV, Jack G. Bazemore, Joseph M.             All      All     Except          Young LLP as Independent auditors
Blankenship, Phillip W. Cain, William C. Dolin,      [   ]    [   ]     [   ]          for 1998.
W.H. File, III, David W. Hambrick, Frank S.
Harkins, Jr., Tracy W. Hylton, II, Robert L,                                                For    Against   Abstain
Kosnoski, Thomas E. Lilly, Clarence E. Martin,                                             [   ]    [   ]     [   ]
Carolyn H. McCulloch, B.C. McGinnis, III, Thomas L
McGinnis, Philip L McLaughlin, Harper W. Nelson,
Rodney H. Pack, E.M. Payne III, R.T. Rogers,                                        3. Any other business which may properly
Sharon H. Rowe, James E. Songer, Albert M. Tieche,                                     be brought before the meeting or any
Jr.                                                                                    adjournment thereof.

(INSTRUCTIONS: To withhold authority to vote for                                           For    Against   Abstain
any individual nominee, write the name in the                                             [   ]    [   ]     [   ]
space provided.)

------------------------------------------------                                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                                                                                    PROPOSALS 1, 2, AND 3.

                                                                                    Date:                                    , 1998
                                                                                          -----------------------------------

                                                                                    Number of persons who will attend the
                                                                                    Annual Meeting:
                                                                                                   -------------------------------

                                                                                    Signature(s)
                                                                                                ----------------------------------

                                                                                    ----------------------------------------------
                                                                                    When signing as attorney, executor,
                                                                                    administrator, trustee or guardian, please
                                                                                    give full title. If more than one trustee, all
                                                                                    should sign. ALL JOINT OWNERS MUST SIGN.


                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                   PROXY FOR ANNUAL MEETING ON APRIL 29, 1998

HORIZON BANCORP, INC.                   THIS PROXY IS SOLICITED BY MANAGEMENT
ONE PARK AVENUE                         AT THE DIRECTION OF THE BOARD OF
P.O. BOX D                              DIRECTORS OF HORIZON BANCORP, INC. AND
BECKLEY, WEST VIRGINIA 25802-2803       MAY BE REVOKED PRIOR TO ITS EXERCISE.

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Shareholder of Horizon Bancorp, Inc. ("Horizon"), Beckley, West Virginia, do hereby nominate, constitute and appoint Carolyn H. McCulloch, Rodney H. Pack and Jack McGinnis, or any one of them, with the full power to act alone as my true and lawful attorney(s) with full power of substitution, for me in my name, place and stead to vote all of the Common Stock of said corporation standing in my name on its books at the close of business on March 5, 1998, at the Annual Meeting of Shareholders to be held Wednesday, April 29, 1998, at 11:00 a.m., at The Greenbrier, White Sulphur Springs, West Virginia, and at any and all adjournments of said meeting, with all the powers the undersigned would possess if personally present as follows:

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES AND "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS. IF ANY SHARES ARE VOTED CUMULATIVELY FOR THE ELECTION OF DIRECTORS, THE PROXIES, UNLESS OTHERWISE DIRECTED, SHALL HAVE FULL DISCRETION AND AUTHORITY TO CUMULATE THEIR VOTES AND VOTE FOR LESS THAN ALL SUCH NOMINEES, IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

                  (Continued and To Be Signed on Reverse Side)